SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 27, 1999



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

      Missouri                      1-12619                    43-1766315
   (State or other                (Commission               (I.R.S. Employer
   Jurisdiction of                File Number)             Identification No.)
    Incorporation)

             800 Market Street, Suite 2900
                    St. Louis, MO                       63101
               (Address  of  principal                (Zip Code)
                 executive  offices)


                                 (314) 877-7000
              (Registrant's telephone number, including area code)

Item  5.     Other  Events.

In  a  press  release dated July 27, 1999, a copy of which is attached hereto as
Exhibit 99.1 and the text of which is incorporated by reference herein, the registrant announced its results of operations for the period ended June 30, 1999.

Item  7.          Financial  Statements  and  Exhibits.

Exhibit  99.1     Press  Release  dated  July  27,  1999


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             RALCORP  HOLDINGS,  INC.
                                                   (Registrant)


Date:     July  27,  1999                    By:  /s/  T.  G.  Granneman
                                                  ----------------------
                                             Duly  Authorized  Signatory  and
                                             Chief  Accounting  Officer

                                  EXHIBIT INDEX


Exhibit
Number             Description
------             -----------


Exhibit  99.1     Press  Release  dated  July  27,  1999